Exhibit 10.2

REVOLVER INCREASE AND EXTENSION AGREEMENT

THIS REVOLVER INCREASE AND EXTENSION AGREEMENT, dated as of the 18th day of July, 2003 (this “Agreement”), is made among HILB, ROGAL AND HAMILTON COMPANY, a Virginia corporation (the “Borrower”), the Revolving Lenders (as defined in the Credit Agreement described below), and WACHOVIA BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

RECITALS

A.

The Borrower, the Administrative Agent and the Revolving Lenders are parties to a Second Amended and Restated Credit Agreement, dated as of July 1, 2002, as amended by a First Amendment to Credit Agreement, dated as of July 16, 2003 (as further amended, the “Credit Agreement”), providing for the availability of a credit facility to the Borrower upon the terms and conditions set forth therein.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.

The Borrower and its Subsidiaries desire to (i) increase the aggregate Revolving Credit Commitments from $100,000,000 to $130,000,000 and (ii) extend the Revolving Credit Maturity Date to December 31, 2006.

C.

The Revolving Lenders are willing to effect such increase and extension upon the terms and subject to the conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

EXTENSION OF REVOLVING CREDIT MATURITY DATE

Pursuant to Section 2.1(c)(ii) of the Credit Agreement, the Revolving Credit Maturity Date is hereby extended to December 31, 2006.  The Administrative Agent and the Revolving Lenders hereby waive any applicable notice provisions set forth in Section 2.1(c)(ii) of the Credit Agreement and agree that such extension shall be effective pursuant to the terms thereof.

ARTICLE II

REVOLVER INCREASE

2.1

Revolver Increase.  Pursuant to Section 2.20 of the Credit Agreement, the Borrower and the Revolving Lenders agree to effect a Revolver Increase to $130,000,000.

2.2

Application of Revolver Increase.  The Revolver Increase shall be applied to increase the Revolving Credit Commitments of (i) Wachovia Bank, National Association (which Revolving Credit Commitment shall be increased from $20,123,109.35 to $29,000,000), (ii) Bank of America, N.A. (which Revolving Credit Commitment shall be increased from $20,123,109.35 to $29,000,000), (iii) PNC Bank, National Association (which Revolving Credit Commitment shall be increased from $20,123,109.35 to $29,000,000), (iv) SunTrust Bank (which Revolving Credit Commitment shall be increased from $15,625,000 to $24,250,000), and (v) Branch Banking and Trust Company (which Revolving Credit Commitment shall be increased from $6,250,000 to $12,500,000).  The Revolving Credit Commitment of Comerica Bank shall remain unchanged at $6,250,000.  The Revolving Credit Commitment of Fleet National Bank (the “Withdrawing Revolving Lender”) shall be reduced from $11,505,671.95 to $0.

2.3

Execution of Notes.  The Borrower shall execute and deliver to each Revolving Lender (other than the Withdrawing Revolving Lender) a new Revolving Note evidencing such Revolving Lender’s new Revolving Credit Commitment, as described in Section 2.2 above.

2.4

Release; Representations.  On the effective date of this Agreement, the Withdrawing Revolving Lender shall relinquish its rights as a Revolving Lender under the Credit Agreement and the other Credit Documents (other than such rights relating to indemnification to the extent such rights relate to the time prior to the reduction of its Revolving Credit Commitment), and be released from its obligations as a Revolving Lender under the Credit Agreement and the other Credit Documents.  The Withdrawing Revolving Lender hereby (i) represents and warrants to the Administrative Agent and the other Revolving Lenders that it is the legal and beneficial owner, free and clear of any adverse claim, of the Revolving Credit Commitments purported to be held by it prior to the effectiveness of this Agreement, and (ii) acknowledges that it shall receive no other fees or expenses relating to its Revolving Credit Commitment other than those actually received by such Revolving Lender prior to the date hereof.

ARTICLE III

EFFECTIVENESS

This Agreement shall become effective on the date when the last of the following conditions shall have been satisfied:

(a)

The Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower, the Subsidiary Guarantors and the Revolving Lenders;

(b)

The First Amendment to Credit Agreement shall have become effective;

(c)

The Borrower shall have made a voluntary prepayment equal to the amount of the outstanding principal and interest with respect to the Tranche A Term Loans and such prepayment shall have been applied to satisfy the Tranche A Term Loans in full;

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(d)

The Borrower shall have paid to the Administrative Agent, for the account of each Revolving Lender, a fee equal to 0.25% of the Revolving Credit Commitment of such Revolving Lender after giving effect to this Agreement; and

(e)

The Borrower shall have paid all fees due under the Fee Letter, dated as of July 11, 2003, from the Administrative Agent and Wachovia Capital Markets, LLC to the Borrower.

ARTICLE IV

ACKNOWLEDGMENT

The Subsidiary Guarantors hereby acknowledge that the Borrower, the Administrative Agent and the Revolving Lenders have agreed, as provided herein, to extend the Revolving Credit Maturity Date and increase the Revolving Credit Commitments as provided herein.  Each Subsidiary Guarantor hereby approves and consents to the transactions contemplated by this Amendment and agree that its obligations under the Subsidiary Guaranty and the other Credit Documents to which it is a party shall not be diminished as a result of the execution of this Agreement.  This acknowledgement by the Subsidiary Guarantors is made and delivered to induce the Administrative Agent and the Lenders to enter into this Agreement, and the Subsidiary Guarantors acknowledge that the Administrative Agent and the Revolving Lenders would not enter into this Agreement in the absence of the acknowledgements contained herein.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

5.1

Representations and Warranties.  After giving effect to this Agreement, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the date hereof, with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct in all material respects as of such date).

5.2

No Default.  After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

ARTICLE VI

MISCELLANEOUS

6.1

Effect of Agreement.  From and after the effective date of this Agreement, all references to the Credit Agreement set forth in any other Credit Document or other agreement or

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instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Agreement and as may be further amended, modified, restated or supplemented from time to time.  This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein.  Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

6.2

Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law provisions thereof).

6.3

Expenses.  The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Credit Documents delivered in connection herewith.

6.4

Severability.  To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

6.5

Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

6.6

Construction.  The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

6.7

Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

HILB, ROGAL AND HAMILTON COMPANY

By:

/s/ Carolyn Jones

Title:

Senior Vice President, Chief Financial Officer and Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:

/s/ William R. Goley

Title:

Director

For purposes of Article IV only:

HILB, ROGAL AND HAMILTON INVESTMENT COMPANY

HILB, ROGAL AND HAMILTON REALTY COMPANY

HILB, ROGAL AND HAMILTON SERVICES COMPANY

HILB, ROGAL AND HAMILTON COMPANY OF ALABAMA, INC.

BEIERSDOERFER, MEADOWS & GOULD, INC.

HILB, ROGAL AND HAMILTON COMPANY OF ARIZONA

HRH INSURANCE SERVICES OF THE COACHELLAVALLEY, INC.

HILB, ROGAL AND HAMILTON INSURANCE SERVICES

   OF CENTRAL CALIFORNIA, INC.

MORGAN & FRANZ INSURANCE AGENCY OF ORANGE COUNTY

HRH OF NORTHERN CALIFORNIA INSURANCE SERVICES, INC.

PROFESSIONAL PRACTICE INSURANCE BROKERS, INC.

HILB, ROGAL AND HAMILTON INSURANCE SERVICES

   OF SAN DIEGO, INC.

ARIS/B&W INSURANCE SERVICES, INC.

SUMMIT RISK MANAGEMENT & INSURANCE SERVICES, INC.

HILB, ROGAL AND HAMILTON COMPANY OF DENVER

HILB, ROGAL AND HAMILTON COMPANY OF CONNECTICUT, LLC

THE MANAGING AGENCY GROUP, INC.

PREMIUM FUNDING ASSOCIATES, INC.

THOMAS M. MURPHY & ASSOCIATES, INC.

HILB, ROGAL AND HAMILTON COMPANY

OF GAINESVILLE, FLORIDA, INC.

HUNT INSURANCE GROUP, INC.

INSURANCE CONSULTANTS & ANALYSTS, INC.

HILB, ROGAL AND HAMILTON COMPANY OF ORLANDO

HILB, ROGAL AND HAMILTON COMPANY OF SARASOTA

HILB, ROGAL AND HAMILTON COMPANY OF SOUTH FLORIDA

HILB, ROGAL AND HAMILTON COMPANY OF TAMPA BAY, INC.

HILB, ROGAL AND HAMILTON COMPANY OF ATLANTA

HILB, ROGAL AND HAMILTON COMPANY OF GAINESVILLE, GEORGIA

HILB, ROGAL AND HAMILTON COMPANY OF SAVANNAH, INC.

HILB, ROGAL AND HAMILTON COMPANY OF ILLINOIS

DULANEY, JOHNSTON & PRIEST, INC.

THE DUNLAP CORPORATION

THE DUNLAP AGENCY

THE DUNLAP CORPORATION OF NEW HAMPSHIRE

HILB, ROGAL AND HAMILTON COMPANY OF BALTIMORE

HILB, ROGAL AND HAMILTON COMPANY OF

   METROPOLITAN WASHINGTON

HILB, ROGAL AND HAMILTON INSURANCE

   AGENCY OF MASSACHUSETTS, LLC

HILB, ROGAL AND HAMILTON COMPANY OF GRAND RAPIDS

HILB, ROGAL AND HAMILTON COMPANY OF PORT HURON

HRH INSURANCE SERVICES OF NEVADA, INC.

ASHURST PROCESSING AGENCY, INC.

GIACONIA LIFE ASSOCIATES, LLC

HILB, ROGAL AND HAMILTON COMPANY

   OF NORTHERN NEW JERSEY, LLC

HRH CONSULTING GROUP, LLC

HILB, ROGAL AND HAMILTON COMPANY OF NEW YORK, LLC

KAMMSAC INTERNATIONAL, LLC

KALVIN-MILLER HOLDINGS, LLC

PROPERTY OWNERS & MANAGERS PURCHASING GROUP, INC.

HILB, ROGAL AND HAMILTON COMPANY OF

   UPSTATE NEW YORK, LLC

PROFESSIONAL PRACTICES INSURANCE BROKERS, INC. (SOUTHEAST)

BOAHC, INC. D/B/A BERWANGER OVERMYER ASSOCIATES

BOAEB AGENCY, INC.

BOAFS AGENCY, INC.

MIDWEST PENSION SERVICES, INC.

BOAPC AGENCY, INC.

HILB, ROGAL AND HAMILTON COMPANY OF OKLAHOMA

HILB, ROGAL AND HAMILTON COMPANY OF OREGON

HILB, ROGAL AND HAMILTON COMPANY OF PHILADELPHIA, LLC

HILB, ROGAL AND HAMILTON COMPANY OF PITTSBURGH, LLC

HRH MERGER COMPANY

HILB, ROGAL AND HAMILTON COMPANY OF SAN ANTONIO

HILB, ROGAL AND HAMILTON COMPANY OF TEXAS

HILB, ROGAL AND HAMILTON COMPANY OF VIRGINIA

TIMOTHY S. MILLS INSURANCE SERVICES, INC.

INTEGRATED RISK SOLUTIONS INSURANCE SERVICES, LLC

TLC HOBBS, LLC

WESTPORT FINANCIAL SERVICES, LLC

WESTPORT INSURANCE AGENCY, LLC

WESTPORT WORLDWIDE, LLC

WESTPORT INSURANCE BROKERAGE, LLC

STAFFING RISK SOLUTIONS, LLC

BAY TECHNOLOGY GROUP, LLC

HOBBS GROUP, INC. (OH)

HOBBS GROUP, INC. (MD)

HOBBS GROUP, INC. (MA)

HOBBS GROUP INVESTMENT ADVISORS, LLC

HOBBS GROUP LIMITED LIABILITY COMPANY

HOBBS GROUP, LLC

HOBBS IRA CORP.

INTEGRATED RISK SOLUTIONS INSURANCE SERVICES, LLC

HOBBS GROUP INSURANCE BROKERS, LLC

HOBBS/OFJ ACQUISITION CORP.

O’NEILL, FINNEGAN & JORDAN INSURANCE AGENCY, INC.

HOBBS GROUP (NY), LLC

KIRKLIN & COMPANY, LLC

HOBBS GROUP, INC. (TX)

HRH OF COLORADO MERGER COMPANY

FREBERG & COMPANY OF WYOMING, INC.

DOMINION SPECIALTY GROUP, INC.

By:

/s/ Walter L. Smith

Title:

Senior Vice President, General Counsel and Secretary

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Ronald L. Bovill

Title: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Elizabeth Shore

Title: Senior Vice President

FLEET NATIONAL BANK

By: /s/ Stephen E. Burse

Title: Vice President

SUNTRUST BANK

By: /s/ Deborah S. Armstrong

Title: Managing Director

BRANCH BANKING AND TRUST COMPANY

By: /s/ J. Charles Link

Title: Senior Vice President

COMERICA BANK

By: /s/ Martin G. Ellis

Title: Vice President